PROXY STATEMENT PURSUANT TO SECTION 14(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                PENNROCK FINANCIAL SERVICES CORP.
          (Name of Registrant as Specified in its Charter)


_________________________________________________________________
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

_________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________

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    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
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    4)   Date Filed:
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
              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD APRIL 27, 1999


TO THE SHAREHOLDERS OF PENNROCK FINANCIAL SERVICES CORP.:

    NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of PENNROCK FINANCIAL SERVICES CORP., will be held on Tuesday, April 27, 1999 at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New Holland, Pennsylvania for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. To elect the three nominees listed in the accompanying Proxy
               Statement.

         2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

    Only those shareholders of record at the close of business on March 19, 1999, shall be entitled to notice of and to vote at the meeting.

    Please mark, date and sign the enclosed proxy and return it in the enclosed postpaid envelope as promptly as possible. You are cordially invited to attend the meeting. Your proxy is revocable and may be withdrawn if you elect to attend the meeting and wish to vote in person.

    A copy of the Annual Report of PennRock Financial Services
Corp. is enclosed.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               GLENN H. WEAVER
                               President
Enclosures
April 1, 1999

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
MEETING.  PLEASE PROMPTLY DATE, SIGN AND RETURN YOUR PROXY IN THE
ENVELOPE WHICH ACCOMPANIES THIS PROXY STATEMENT.

                           PROXY STATEMENT

               = = = = = = = = = = = = = = = = = = = =
                Dated and to be Mailed April 1, 1999
               = = = = = = = = = = = = = = = = = = = =

                  PENNROCK FINANCIAL SERVICES CORP.
                          1060 MAIN STREET
                            P.O. BOX 580
                   BLUE BALL, PENNSYLVANIA   17506
                           (717) 354-4541

     ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 1999


                          TABLE OF CONTENTS
                                                            PAGE

GENERAL......................................................  1
    Introduction............................................  1
    Date, Time and Place of Meeting.........................  1
    Shareholders Entitled to Vote...........................  1
    Purpose of Meeting......................................  1
    Solicitation of Proxies.................................  1
    Revocability and Voting of Proxies......................  1
    Voting of Shares and Principal Holders Thereof..........  2
    Shareholder Proposals...................................  3
    Recommendations of the Board of Directors...............  3

INFORMATION CONCERNING ELECTION OF DIRECTORS.................  3
    General Information.....................................  3
    Information About Nominees, Continuing Directors and
    Executive Officers......................................  4
    Meetings and Committees of the Board of Directors.......  6
    Compensation of Directors...............................  7
    Executive Officers of PennRock Financial Services Corp..  7
    Executive Compensation and Related Matters..............  8
    Transactions with Directors and Executive Officers...... 16
    Compliance with Section 16(a) of the Exchange Act....... 16

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS............. 17

ADDITIONAL INFORMATION....................................... 17

OTHER MATTERS................................................ 17

                               GENERAL

Introduction

    On July 31, 1986, Blue Ball National Bank became a wholly-owned subsidiary of PennRock Financial Services Corp., a Pennsylvania business corporation organized for the purpose of becoming a bank holding company. As of that date, the shareholders of Blue Ball National Bank became shareholders of PennRock Financial Services Corp. The meeting to which this Proxy Statement relates will be the twelfth Annual Meeting of the shareholders of PennRock Financial Services Corp.

Date, Time and Place of Meeting

    The regular Annual Meeting of the shareholders of PennRock
Financial Services Corp. will be held on Tuesday, April 27, 1999, at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New
Holland, Pennsylvania.

Shareholders Entitled to Vote

    Shareholders of record at the close of business on March 19, 1999, shall be entitled to vote at the meeting.

Purpose of Meeting

    The shareholders will be asked to consider the following matters at the meeting: (i) to elect three directors, and (ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

    This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of PennRock Financial Services Corp. for use at the Annual Meeting of shareholders to be held at 10:00 a.m. on Tuesday, April 27, 1999, and any adjournments thereof.

    The expense of soliciting proxies will be borne by PennRock
Financial Services Corp. In addition to the use of the mails, directors, officers and employees of PennRock Financial Services
Corp. and Blue Ball National Bank may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies

    The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Glenn H. Weaver, President of PennRock Financial Services Corp., at any time before the proxy is voted at the meeting. Unless revoked,
<PAGE 1> any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the three nominees identified in this Proxy Statement. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

    Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account by the Plan Agent will not be voted.

Voting of Shares and Principal Holders Thereof

    At the close of business on February 12, 1999, PennRock Financial Services Corp. had outstanding 6,006,845 shares of $2.50 par value common stock. There is no other class of stock authorized or outstanding. As of such date, 132,257 shares of PennRock Financial Services Corp. common stock were held by the Trust Department of Blue Ball National Bank as sole fiduciary (representing approximately 2.20 percent of such shares outstanding) and will be voted FOR the election of the three nominees identified in this Proxy Statement.

    A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected to the Board of Directors. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

    To the knowledge of PennRock Financial Services Corp., no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of PennRock
Financial Services Corp.
  <PAGE 2>
Shareholder Proposals

    Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (the "SEC"), shareholder proposals intended to be presented at the 2000 Annual Meeting must be received at the executive offices of PennRock Financial Services Corp. not later than December 11, 1999 in order to be included in the proxy statement and proxy form to be prepared by PennRock Financial Services Corp. in connection with that meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 is not required to be included in the proxy statement and proxy form of PennRock Financial Services Corp., but may be presented at the 2000 Annual Meeting if the proposal is received by PennRock Financial Services Corp. not later than February 16, 2000; provided, however, that the Chairman of the Annual Meeting may in his discretion rule any such proposal out of order for the reason that the inability of the shareholders to express an opinion through the proxy solicitation process would render any vote on the matter meaningless as an expression of shareholder sentiment. All shareholder proposals should be sent to: PennRock Financial Services Corp., Attention: President, 1060 Main Street, P.O. Box 580, Blue Ball, Pennsylvania 17506.

Recommendations of the Board of Directors

    The Board of Directors recommends that the shareholders vote
FOR the election of the three nominees identified in this Proxy
Statement.

            INFORMATION CONCERNING ELECTION OF DIRECTORS

General Information

    The Bylaws of PennRock Financial Services Corp. provide that the Board of Directors shall consist of not less than two nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years.

    At each annual meeting the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. The number of directors shall be determined by the Board of Directors. Any shareholder who owns not less than 100 shares of the stock of PennRock Financial Services Corp. is eligible to be elected to the Board of Directors.

    A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any
<PAGE 3> other reason, may be filled by appointment by the
remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting or at a special meeting called for that purpose.

    The Board of Directors has fixed the number of directors at ten. Of these ten directors, there are three directors whose terms of office will expire at the 1999 Annual Meeting and seven continuing directors whose terms of office will expire at the 2000 or 2001 Annual Meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors at the 1999 Annual Meeting for the term specified below:

                               Class C
                            For a Term of
                             Three Years

                           Aaron S. Kurtz
                          Robert K. Weaver
                            Lewis M. Good

    In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of PennRock Financial Services Corp. may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director, if elected.

    Section 2.3 of Article II of the Bylaws of PennRock
Financial Services Corp. requires that nominations, other than those made by or in behalf of the existing management of PennRock Financial Services Corp., must be made in writing and must be delivered or mailed to the Chairman of the Board of PennRock Financial Services Corp. not less than 14 days nor more than 50 days prior to the date of the Annual Meeting. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information About Nominees, Continuing Directors and Executive
Officers

    Information concerning the three persons to be nominated for election to the Board of Directors of PennRock Financial Services Corp. at the 1999 Annual Meeting and concerning the seven continuing directors is set forth below. The following table also includes information concerning shares of PennRock Financial Services Corp. common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group. <PAGE 4>

                           Shares of PennRock
                           Financial Services Corp.
                           Common Stock
                  Director Beneficially Owned as ofPercent ofPrincipal Occupation for the
Name and Age      Since(1) February 12, 1999(2)(3)Class   Past 5 Years and Other Directorships(4)
                 CLASS A (TERM EXPIRES IN 2000) - CONTINUING DIRECTORS

Norman Hahn (62)   1976          133,38           22.22%  Chairman of the Board and Chief Executive
                                                          Officer, Conestoga Wood Specialties, Inc.
                                                          (manufacturer of wood products)

Robert L. Spotts (68)1985         16,977          *       Retired.  Formerly President, Martin
                                                          Limestone, Inc. (quarry)

Dale M. Weaver (60)1977          117,727          1.96%   President, New Holland Custom Woodwork,
                                                          Ltd. (church furniture and millwork)

Melvin Pankuch (59)1988            6,840          *       Executive Vice President and Chief
                                                          Executive Officer, PennRock Financial
                                                          Services Corp. and President and Chief
                                                          Executive Officer, Blue Ball National Bank
                 CLASS B (TERM EXPIRES IN 2001) - CONTINUING DIRECTORS
Elton Horning (67) 1989           29,843         *       Auctioneer, Owner of Elton Horning Farm
                                                         Agency and Partner of Horning Farm Agency
                                                         (real estate agency)

Glenn H. Weaver (64)1985         101,689         1.69%   President, PennRock Financial Services Corp.;
                                                         Partner R & G Associates (real estate
                                                         investment); formerly President, Weaver &
                                                         Witwer, Inc. (plumbing, heating, air
                                                         conditioning, electrical contractors)

Irving E. Bressler (48)1997          500         *       President, Bressler Auto Specialties, d/b/a
                                                         Autospa of Wyomissing Hills (car wash and
                                                         auto detailing)
                       CLASS C (TERM EXPIRES IN 1999) - NOMINEES
Aaron S. Kurtz (60)1980            7,503         *       President, Ludwig Office Furniture, Inc.
                                                         (office furniture)

Robert K. Weaver (50)1975         15,243         *       Partner, Wentz, Weaver & Kling, LLP (law
                                                         firm)

Lewis M. Good (40) 1991            3,658         *       Owner, Original Good's Potato Chips (food
                                                         products)
                    NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
George B. Crisp                      424         *

Joseph C. Spada                    1,278         *

Michael H. Peuler                    831         *

All Directors and
  Executive Officers as
  a group (13 persons)           435,895         7.26%

* Less than one percent of the total number of shares of common stock outstanding.
  <PAGE 5>
Footnotes

(1) Includes service as a director of Blue Ball National Bank, predecessor to PennRock Financial Services Corp.

(2) Beneficial ownership of shares of the common stock of PennRock Financial Services Corp. is determined in accordance with Securities and Exchange Commission Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock.

(3) Each person named in this table has sole voting and investment power with respect to the shares listed above, except that voting and investment power with respect to a total of 74,016 shares is shared with spouses, children or other family members. The shares shown above include a total of 101,282 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 750 shares which may be acquired pursuant to the exercise of stock options which are currently vested or which will vest within 60 days, which shares are treated as issued and outstanding for purposes of determining ownership percentage.

(4) No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Meetings and Committees of the Board of Directors

    The Board of Directors of PennRock Financial Services Corp.
does not have a standing Audit Committee, Nominating Committee, or Compensation Committee.

    Blue Ball National Bank has a standing Audit Committee.
Since Blue Ball National Bank is presently the only subsidiary of PennRock Financial Services Corp., the Audit Committee of Blue Ball National Bank has been acting on behalf of PennRock Financial Services Corp. and will continue to do so until PennRock Financial Services Corp. committees are appointed.

    Members of the Audit Committee of Blue Ball National Bank during 1998 were Robert L. Spotts, Chairman, and Irving E. Bressler, Lewis M. Good, Norman Hahn, and Elton Horning. The
<PAGE 6> principal duties of the Audit Committee are to obtain and review such internal and external financial information as may be necessary in order to assure that the audit coverage is appropriate and that satisfactory internal reporting procedures are maintained. The Audit Committee met four times during 1998

    The Board of Directors met 28 times during 1998. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served.

Compensation of Directors

    The directors of PennRock Financial Services Corp. do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of Blue Ball National Bank. Each member of the Board of Directors of Blue Ball National Bank, other than the Chairman of the Board, is paid an annual fee of $1,700 for his services as a director, a fee of $310 for each regular meeting of the Board of Directors which he attends, and $130 for each meeting of a committee of the Board of Directors which he attends. In addition to the regular directors' compensation, the Secretary of the Board of Directors also receives an additional fee of $4,900. The Chairman of the Board of Directors receives an annual fee of $12,000 and a fee of $130 for each committee meeting of the Board of Directors which he attends. No directors' fees are paid to any director who is also a full-time salaried officer of Blue Ball National Bank or PennRock Financial Services Corp.

Executive Officers of PennRock Financial Services Corp.

    The following persons are the executive officers of PennRock
Financial Services Corp.:

Name               Age         Office Held and Term of Office

Norman Hahn        62          Chairman of the Board of PennRock
                               Financial Services Corp. since
                               1991; Chairman of Blue Ball
                               National Bank since 1990.

Glenn H. Weaver    64          President of PennRock Financial
                               Services Corp. since 1989.

Robert K. Weaver   50          Secretary of the Board of PennRock
                               Financial Services Corp. since
                               1986; Secretary of Blue Ball
                               National Bank since 1977.
  <PAGE 7>
Melvin Pankuch     59          Executive Vice President and Chief
                               Executive Officer of PennRock
                               Financial Services Corp. since
                               1989; President and Chief Executive
                               Officer of Blue Ball National Bank
                               since 1988.

George B. Crisp    51          Vice President and Treasurer of
                               PennRock Financial Services Corp.
                               since 1989; Senior Vice President
                               Operations of Blue Ball National
                               Bank since 1993, formerly Vice
                               President and Chief Financial
                               Officer of Blue Ball National Bank.

Joseph C. Spada    48          Senior Vice President-Sales of Blue
                               Ball National Bank since 1993.

Michael H. Peuler  48          Senior Vice President-Trust
                               Services of Blue Ball National Bank
                               since 1995.

Executive Compensation and Related Matters

           Summary of Cash and Certain Other Compensation

    The following table provides certain summary information concerning compensation paid or accrued by PennRock Financial Services Corp. and Blue Ball National Bank to the chief executive officer of PennRock Financial Services Corp. and to each of the other most highly compensated executive officers of PennRock Financial Services Corp. whose combined salary and bonus compensation exceeded $100,000 for the year ended December 31, 1998.


                              SUMMARY COMPENSATION TABLE

                                                                               Long Term Compensation

                         Annual Compensation                                      Awards              Payouts

(a)            (b)   (c)    (d)      (e)    (f)       (g)      (h)       (i)

                                     Other            Securities
                                     Annual RestrictedUnderlying         All Other
                                     Compen-Stock     Options/ LTIP      Compen-
Name and Principal   Salary Bonus    sation Awards    SARs(1)  Payouts   sation(2)
Position       Year   ($)    ($)       ($)    ($)      (#)        ($)       ($)

Melvin Pankuch,1998  $249,900$14,651(3)None None      2,000    None      $18,720
  Executive Vice
  President and1997   245,000 14,210 None   None      2,000    None       18,933
  Chief Executive
  Officer      1996   225,000 11,588 None   None      1,000    None       15,745


George B. Crisp, 1998    122,790   7,061(3)None    None       1,000     None        15,140  <PAGE 8>
  Vice President
  and Treasurer  1997    116,943   6,783   5,000   None       1,000     None        15,191

                 1996    112,445   6,893   None    None       None      None        12,509


Joseph C. Spada, 1998    125,175   7,198(3)None    None       None      None        15,743
  Senior Vice
  President, Blue1997    118,089   6,850   None    None       1,000     None        14,743
  Ball National
  Bank           1996    113,547   5,848   None    None       None      None        12,506


Michael H. Peuler,1998   120,000   6,901(3)None    None       1,000     None        14,750
  Senior Vice
  President, Blue1997    109,200   6,334   None    None       1,000     None        13,624
  Ball National
  Bank           1996    104,000   5,356   None    None       None      None        11,447


                                    Footnotes

(1)     Adjusted to reflect stock splits since date of grant.

(2) Consists of the non-cash component of bonus awarded under the Bonus Compensation Plan in the form of a contribution to the Profit Sharing Plan maintained by Blue Ball
        National Bank.

(3) Consists of cash component of bonus awarded under the Bonus Compensation Plan. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to the named executive officers in 1999 in respect of 1998 financial performance.

                          Stock Options Granted in 1998

        The following table sets forth certain information relating to stock options granted during 1998 to the executive officers named in the Summary Compensation Table appearing above.
No stock appreciation rights ("SAR's") were granted in 1998.


                                      OPTION/SAR GRANTS IN 1998


                                            Individual Grants



                   Number of         Percent of Total                               Potential
                   Shares            Options/SAR's                                  Realizable Value at
                   Underlying        Granted to Employees  Exercise or  Expiration  Assumed Annual
                   Options/SAR's     in Fiscal Year        Base Price(2)Date        Rates of Stock Price
Name               Granted in 1998(1)                                               Appreciation for
                        (#)              (%)               ($/Share)                Option Term(3)
                                                                                       5%           10%
                                                                                       ($)          ($)
Melvin Pankuch         2,000                50%               $26.00     8-11-08    $32,703  $82,875
George B. Crisp        1,000                25%               $26.00     8-24-08    $16,351  $41,437
Michael H. Peuler      1,000                25%               $26.00     8-24-08    $16,351  $41,437

                                      NOTES

(1) Represents the grant of an incentive stock option on August 11, 1998 in the case of Mr. Pankuch and on August 24, 1998 in the case of each of Messrs. Crisp and Peuler pursuant to the terms of the Omnibus Stock Plan. Each option vests and becomes exercisable one-half after the expiration of three years from the date of grant and the balance after the expiration of five years from the date of grant. Each option expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

(2) Exercise price in each case is equal to 100% of fair market value on the date of grant.

(3) The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable Securities and Exchange Commission regulations and are not intended to indicate the possible future price appreciation, if any, of PennRock Financial Services Corp. common stock. No gain will be realized by the option holder in the absence of an increase in the market price of PennRock Financial Services Corp. common stock, which will benefit all shareholders.
  <PAGE 10>
                 Stock Option Exercises and 1998 Year-End Values

      The following table sets forth with respect to the executive officers named in the Summary Compensation Table certain information relating to the exercise of stock options during 1998 and relating to the number and value of unexercised stock options and SAR's held as of December 31, 1998. No SAR's were either granted or exercised in 1998 and none were outstanding on December 31, 1998.

                    1998 OPTION EXERCISE AND YEAR-END VALUES


                Shares Acquired Value Realized                           Value of Unexercised
Name            on Exercise     (Market Value       Number of                In-The-Money
                                at Exercise,       Unexercised             Options/SARs at
                                Less Exercise    Options/SARs at           Fiscal Year-End
                                Price)           Fiscal Year-End               12-31-98
                   (#)             ($)                  (#)                       ($)
________________________________________________________ExercisableUnexercisableExercisableUnexercisable
Melvin Pankuch  2,375           $10,631        None      6,250         N/A      $25,305
George B. Crisp None            N/A            None      2,000         N/A      7,370
Joseph C. Spada None            N/A            None      1,000         N/A      7,370
Michael H. PeulerNone           N/A            None      2,000         N/A      7,370

           Compensation Committee Interlocks and Insider Participation

      The Board of Directors of PennRock Financial Services Corp. has no standing Compensation Committee. Instead, decisions relating to the compensation of executive officers of PennRock Financial Services Corp. are generally made by the Board of Directors as a whole, except that Melvin Pankuch, who is a member of the Board of Directors and Executive Vice President and Chief Executive Officer, does not participate in deliberations relating to his compensation. Mr. Pankuch is the only director who is also an employee; Glenn H. Weaver, a former employee, is not now an employee, but serves as President of PennRock Financial Services Corp. Robert K. Weaver is a member of the law firm of Wentz, Weaver & Kling, LLP, which has for many years served as general counsel to PennRock Financial Services Corp. and Blue Ball National Bank and is expected to continue to do so in the future.

      There were no compensation committee "interlocks" during 1998, which in general terms means that no executive officer or director of PennRock Financial Services Corp. served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director of PennRock Financial Services Corp.

      The following report is submitted by the Board of Directors
(exclusive of Mr. Pankuch) and addresses the compensation
policies of PennRock Financial Services Corp. for 1998 as
applicable to executive officers generally and to Mr. Pankuch,
the chief executive officer.   <PAGE 11>

                     Board Report on Executive Compensation

      The Board of Directors is responsible for establishing an appropriate compensation policy applicable to the executive officers of PennRock Financial Services Corp. and for overseeing the administration of that policy. The overall objective of the Board's policy is to provide competitive levels of compensation that integrate pay with annual and long term performance goals, reward above average performance, recognize individual initiative and achievements and assist PennRock Financial Services Corp. in attracting, motivating and retaining capable senior executive officers. The Board's policy provides for competitive base salary compensation which reflects individual performance and for annual performance incentive compensation opportunities earned through the achievement of financial performance and other goals established by the Board and management. In addition, the Board intends in the future to place greater emphasis upon longer term stock-based incentive opportunities through the implementation of the Omnibus Stock Plan, which was approved by the shareholders at the 1992 Annual Meeting. The Board is of the view that stock ownership by senior executive officers and stock-based incentive compensation arrangements are beneficial in aligning the interests of management and shareholders in the overall enhancement of profitability and shareholder value. The Board believes for this reason that it may in the future rely more heavily upon stock-based incentive compensation arrangements in designing the compensation packages of the executive officers of PennRock Financial Services Corp.

      In designing and administering the individual elements of its executive compensation policy, the Board of Directors strives to balance short term and long term incentive objectives and to employ prudent judgement in establishing performance criteria, evaluating performance and in determining the amount of overall compensation. What follows is a discussion of each of the elements of the Board's compensation policy, together with a summary of decisions made by the Board in 1998 with respect to the compensation of Mr. Pankuch.

      The Omnibus Budget Reconciliation Act of 1993 (the "Act") imposes certain limitations on the deductibility for federal income tax purposes of annual compensation in excess of $1 Million payable to certain officers of PennRock Financial Services Corp. Because the Board of Directors does not anticipate that the annual compensation of any officer will exceed $1 Million, it does not intend to modify the compensation policy of PennRock Financial Services Corp. in response to the provisions of the Act.

                                   Base Salary

      The base salary component of an executive officer's compensation is determined annually by the Board of Directors by reference to salary surveys and other data and is adjusted as necessary to be competitive with average salaries paid to
<PAGE 12> executive officers at other banks and bank holding companies of equivalent size and characteristics. The actual salary paid to an executive officer is determined through an annual performance appraisal, which evaluates performance by reference to the following factors: supervisory and management performance, marketing and sales plan performance, internal cooperation, reporting and communication, customer and public relations, strategic and business plan development and achievement, and profit planning and budgeting. The Board also considers the financial goals that were set at the beginning of the year by the Board and management and relates them to year-end results. Some of these goals are growth in assets, growth in deposits, percentage increase in net income for the year, growth in loans, return on equity and return on assets.

                             Bonus Compensation Plan

      The Bonus Compensation Plan is an annual incentive program for all employees, including executive officers and other key management employees. The purpose of the Plan is to provide a direct financial incentive in the form of an annual bonus which is related to return on equity. Bonuses under the Bonus Compensation Plan are paid partly in cash and partly in the form of a contribution to an employee's account under the Blue Ball National Bank Profit Sharing Plan.

                      Executive Incentive Compensation Plan

      The Executive Incentive Compensation Plan is a compensation plan under which key officers (vice presidents and above) of PennRock Financial Services Corp. and Blue Ball National Bank are eligible to receive bonuses equal to a percentage of salary. The Plan was adopted by the Board of Directors in 1994. The amount of bonus, if any, awarded under the Plan is determined on the basis of an objective two-part formula. The first part of the formula is based upon return on equity relative to peer group bank holding company performance. (The peer group used for this purpose consists of the approximately 190 bank holding companies comprising Peer Group No. 4 as published by the Federal Reserve Board in its annual Bank Holding Company Performance Report.)
The second part of the formula is based upon year-to-year comparative growth in PennRock Financial Services Corp. net income. A bonus earned under the Plan in respect of current year performance is paid in the spring of the following year. Bonuses are payable 70% in cash and 30% in shares of PennRock Financial Services Corp. common stock valued at fair market value.

                               Omnibus Stock Plan

      The Omnibus Stock Plan, which was approved by the shareholders at the 1992 Annual Meeting, is a long-term incentive plan for senior executives of PennRock Financial Services Corp. The objectives sought to be achieved by the grant of awards under the Omnibus Stock Plan are to align executive and shareholder long-term interests by creating a strong and direct link between
<PAGE 13> overall executive compensation and shareholder return and to enable senior officers to develop and maintain a significant, long-term stock ownership position in PennRock Financial Services Corp. common stock. Awards may be granted under the Omnibus Stock Plan in the form of non-qualified stock options, incentive stock options, stock appreciation rights, performance shares, performance units and restricted stock. In August of 1998, Messrs. Pankuch, Crisp and Peuler were each granted incentive stock options to purchase shares of PennRock Financial Services Corp. common stock as described in the Option/SAR Grants in 1998 Table appearing above.

                     Compensation of Chief Executive Officer

      Mr. Pankuch's compensation is determined in accordance with the compensation policy of the Board of Directors described above and he is eligible to participate in the compensation plans described above. The general approach adopted by the Board of Directors in determining Mr. Pankuch's annual compensation is to seek to be competitive with other bank holding companies of equivalent size and characteristics, but to have a significant percentage of his total compensation based upon the achievement of short-term and long-term performance goals. This approach provides a strong incentive to achieve or surpass the goals established by the Board of Directors, while simultaneously providing an element of stability in Mr. Pankuch's compensation.

      Mr. Pankuch's base salary during 1997 was $245,000 and was set by the Board of Directors at $249,900 for 1998 (an increase of approximately 2%), based upon the factors discussed above and upon an evaluation conducted by the Board of Directors.

      Mr. Pankuch received a bonus of $33,371 under the Bonus Compensation Plan in 1998 which is reflected in the Summary Compensation Table set forth above. The amount of this bonus was determined by the Board of Directors in accordance with the terms of the Bonus Compensation Plan. Specifically, $14,651 was paid in cash and $18,720 was contributed to Mr. Pankuch's account in the Blue Ball National Bank Profit Sharing Plan. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to Mr. Pankuch in 1999 in respect of 1998 performance.

                  The foregoing report is furnished by
            Norman Hahn, Chairman of the Board and by Messrs. Irving E. Bressler, Elton Horning,
            Lewis M. Good, Aaron S. Kurtz, Robert L.
            Spotts, Dale M. Weaver, Glenn H. Weaver and
            Robert K. Weaver.
  <PAGE 14>
                             Stock Performance Graph

      The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a graph comparing five year cumulative total shareholder returns (assuming the reinvestment of dividends) with a broad market index and with a published industry or line-of-business index or an index of peer group companies. The graph appearing below illustrates the five year cumulative return to a shareholder of PennRock Financial Services Corp. as compared to the S&P 500 Index and to a peer group of ten other comparable banks and bank holding companies, in each case weighted by market capitalization and assuming an initial investment of $100.00 on December 31, 1993 and the reinvestment of all dividends over the periods indicated.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    AMONG PENNROCK FINANCIAL SERVICES CORP.,
                      S & P 500 INDEX, AND PEER GROUP INDEX

                December 31    December 31    December 31   December 31   December 31  December 31
                   1993           1994           1995          1996          1997         1998
PennRock        $100.00        $147.41        $105.14       $104.58       $131.29      $160.77
S&P 500         $100.00        $ 99.26        $139.31       $171.21       $228.26      $293.36
Peer Group      $100.00        $112.82        $128.00       $144.75       $207.94      $271.59

                            PEER GROUP SPECIFICATIONS

1.  Total assets of $310 to $884 million.

2.  Market capitalization of at least $66 million.

3.  Headquartered in Pennsylvania.

Institution                                      Headquarters

ACNB Corporation                                 Gettysburg
CNB Financial Corporation                        Clearfield
Citizens & Northern Corporation                  Wellsboro
Drovers Bancshares                               York
First West Chester Corporation                   West Chester
Franklin Financial Services Corporation          Chambersburg
Hanover Bancorp, Inc.                            Hanover
Penseco Financial Services Corp.                 Scranton
PennRock Financial Services Corp.                Blue Ball
Penns Woods Bancorp, Inc.                        Jersey Shore
Sterling Financial Corporation                   Lancaster

Transactions with Directors and Executive Officers

      Some of the directors and executive officers of PennRock Financial Services Corp. and Blue Ball National Bank and the
<PAGE 15> companies with which they are associated were customers of and had banking transactions with Blue Ball National Bank in the ordinary course of the Bank's business during 1998.

      All loans and commitments to loan made to such persons and to the companies with which they are associated were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that the Bank will enter into similar transactions in the future.

      As a matter of policy and as an employee benefit, Blue Ball National Bank makes available home mortgage loans and other loans on a nondiscriminatory basis to all employees at interest rates below those prevailing for comparable transactions with other persons. The amount of these loans is not considered material and it is anticipated that the Bank will continue its present policy. Loans at preferential rates are not, however, extended to any executive officer or director of PennRock Financial Services Corp. or Blue Ball National Bank.

      Robert K. Weaver, Secretary of PennRock Financial Services Corp., is a member of the law firm of Wentz, Weaver & Kling, LLP, New Holland, Pennsylvania. Wentz, Weaver & Kling, LLP has for many years served as general counsel to PennRock Financial Services Corp. and Blue Ball National Bank and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of PennRock Financial Services Corp. file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of PennRock Financial Services Corp. common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, PennRock Financial Services Corp. believes that during the calendar year ended December 31, 1998, all filing requirements applicable to its directors and officers were complied with.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      For the year ended December 31, 1998, PennRock Financial Services Corp. engaged Simon Lever and Co., independent certified public accountants, to certify its financial statements and those of Blue Ball National Bank. It is anticipated that Simon Lever and Co. will be similarly engaged in 1999. Representatives of Simon Lever and Co. are expected to be present at the shareholder meeting with the opportunity to make a
<PAGE 16> statement if they desire to do so and to be available to respond to appropriate questions.

                             ADDITIONAL INFORMATION

      A copy of the Annual Report of PennRock Financial Services Corp. for the year ended December 31, 1998 on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders, depositors and other interested persons upon request from Glenn H. Weaver, President, PennRock Financial Services Corp., 1060 Main Street, P.O. Box 580, Blue Ball, Pennsylvania 17506.

                                  OTHER MATTERS

      The Board of Directors of PennRock Financial Services Corp. knows of no other matters other than those discussed in this Proxy Statement which will be presented at the 1999 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               GLENN H. WEAVER
                               President
Blue Ball, Pennsylvania
April 1, 1999

                                    APPENDIX

                        PENNROCK FINANCIAL SERVICES CORP.
PROXY
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Susan E. Ewell, Jean M. Good and Edgar H. Martin, or any one of them, as proxies, with full power of substitution, to vote as directed below all of the shares of PennRock Financial Services Corp. common stock held of record on March 19, 1999, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan, at the Annual Meeting of Shareholders to be held on Tuesday, April 27, 1999, at 10:00 a.m. and at any adjournment thereof, with all of the powers the undersigned would possess if personally present.

1.  ELECTION OF THREE DIRECTORS FOR A TERM OF THREE YEARS

[ ] FOR all nominees listed below (except as marked to the contrary below)

[  ]  WITHHOLD AUTHORITY to vote for all nominees listed below

Aaron S. Kurtz           Robert K. Weaver        Lewis M. Good

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name)

      It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.



                         (To be signed on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREIN.

      This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 1,
1999 and hereby revokes all proxies heretofore given.


                               Dated:______________________________,1999

                               ________________________________________
                                                              Signature

                               ________________________________________
                                                              Signature

                               IMPORTANT: Please sign exactly as your
                               name or names appear hereon.  Joint
                               owners should each sign. If you sign as agent or in any other representative capacity, please state the capacity in which you sign. <PAGE 19>